MHL LISTED NYSE

OPPORTUNITY People Discipline ACHIEVEMENT STABILITY DEPENDABILITY Growth balance

Built to Produce

MortgageIT®

HOLDINGS, INC.

Proprietary and Confidential

Disclaimer

The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any offer of securities is and shall be made pursuant to a definitive prospectus or other appropriate offering document prepared by or on behalf of MortgageIT
Holdings, Inc. (“MortgageIT Holdings”), which would contain material information not contained herein and which does and shall supersede, amend and/or supplement this information in its entirety. Any decision to invest in MortgageIT Holdings’ securities should be made after reviewing such definitive prospectus or other offering document, conducting such investigations as the investor deems necessary and consulting the investor's own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described herein or passed upon the adequacy or accuracy of the information contained herein. Any representation to the contrary is a criminal offense.

Neither MortgageIT Holdings, nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance. The information may include estimates and projections that involve significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. Much of the information contained herein is of a general nature intended to provide a broad overview of MortgageIT
Holdings’ business. MortgageIT Holdings disclaims any and all liability relating to this information, including, without limitation any express or implied representation or warranty for statements contained in and omissions from this information. MortgageIT
Holdings does not expect to update or otherwise revise the information contained herein.

This presentation may contain forward-looking statements. Any forward-looking statement would be subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.  Individuals should not place undue reliance on forward-looking statements and are advised to conduct their own independent analysis and make their own independent determination.  Neither MortgageIT Holdings nor any of its affiliates undertakes any obligations to revise publicly any forward-
looking statements to reflect subsequent events or circumstances.

1

Corporate Overview

2

MortgageIT
HOLDINGS, INC.
MortgageIT

MHL LISTED NYSE
MortgageIT HOLDINGS, INC.

Corporate Structure

Real Estate Investment Trust (REIT)

Taxable Mortgage Banking Subsidiary (TRS)

Wholesale

(66%)

Correspondent

(14%)

Wholesale
Non-Prime

(11%)

Retail

(9%)

  Percentages based on 3Q:05 originations of $9.25 billion

3

MortgageIT HOLDINGS, INC.

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Today

Mortgage REIT with a nationwide platform that originated more than
$13 billion in 2004 and $20 billion through the first three quarters of
2005

Headquartered in New York City with 2,172 employees in 54
branches across 23 states nationwide

Completed an Initial Public Offering of $175 million on NYSE on July
30, 2004 and trading under the symbol “MHL”

Secondary Offering completed in July with net proceeds of
approximately $150 million

Market capitalization of approximately $411 million (as of
September 30, 2005)

Self-originated 100% of our $5.0 billion high quality adjustable rate mortgage portfolio through our mortgage subsidiary

4

Company Highlights

2004 Highlights

Successfully completed IPO that raised approximately $175 million

Funded volume of more than $13.0 billion ($4.4 billion in 4Q:04)

Self-originated portfolio of $2.6 billion by year-end 2004

Paid $0.44 dividend for combined 3Q:04 and 4Q:04

Completed 2 securitizations representing total issuance of $1.4 billion

2005 Developments

Paid first full run rate dividend in 1Q:05 of $0.48, paid $1.44 YTD in 2005, and guided to 48 cents in the 4Q

Issued and sold $75 million in private placements of trust preferred securities

Issued $150 million of equity in secondary offering

Issued $3.4 billion of RMBS in 4 securitizations

5

Current Results & Guidance

2Q:05 Results

Earned adjusted net income of $10.6 million or $0.53 per diluted share

Funded $6.4 billion of loans, up 89% from year ago period and 47% quarter-over-
quarter

Transferred $899 million to investment portfolio, which stood at $3.8 billion on June
30th

3Q:05 Preliminary Results

Increased the investment portfolio to $5 billion at September 30th

Funded company-record $9.25 billion (198% increase from the year ago period)

Paid dividend of $0.48

4Q:05 Guidance

Projected dividend of $0.48

Expects to slow further growth of REIT portfolio until investment environment improves

6

Mortgage Origination Platform (TRS)

7

200%
175%
150%
125%
100%
75%
50%
25%
0%
(25%)
(50%)
3Q:04
4Q:04
1Q:05
2Q:05
3Q:05

MHL LISTED NYSE
MortgageIT HOLDINGS, INC.

Loan Production Growth

Source: Mortgage Bankers Association and MortgageIT

Industry Quarterly Y/Y Growth (%)

MortgageIT Quarterly Y/Y Growth (%)

8

Corporate Headquarters
R Retail Origination Office
W Wholesale Operations Center
SP Sub-Prime Operations Center
CL Correspondent Lending Center

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

National Origination Platform

> $100 mm

$50 mm to $100 mm

$25 mm to $50 mm

< $25 mm

3Q:05 Originations

W (6)

W (3)

W (3)

W

W

W

W

W

W

W

W

R (11)

W

W (2)

R (2) W

R  W

R

CL

W

W

SP

SP

SP

SP

SP

SP

SP

SP

Balanced Footprint Mitigates Risk

W

9

6.7%
13.5%
4.8%
2.3%
23.8%
48.7%

13.8%
8.8%
65.9%
11.5%

MortgageIT
HOLDINGS, INC.

MHL
LISTED
NYSE

Origination Mix

Balanced, Diversified Lending Maximizes Adaptability

Conforming

Government

Jumbo

Home Equity/Seconds

Non-Prime

Alt A

Correspondent

Retail

Wholesale

Non-Prime

Wholesale

Prime

Based on 3Q:05 Origination Mix

10

MortgageIT REIT Portfolio

11

High Quality Portfolio

91% owner occupied

Average loan size of $289K

No loans over $1 million

Loans originated in 47 states

Averages based on original balances and characteristics of 6 MHL securitizations through August 2005

Our strategy is to build a low credit loss portfolio capable of providing stable earnings and reliable cash flow available for dividend

WA FICO of 732

WA LTV of 74%

All first lien loans

46% fully documented

12

Securitization Characteristics

(1) Original balances and characteristics

WA Sec.

Portfolio

2005-4

2005-3

2005-2

2005-1

2004-2

2004-1

Aggregate Size ($MM)

      4,584

         721

         722

         678

      1,017

         635

         811

Avg. Loan Balance ($M)

         288

         270

         271

         296

         303

         299

         290

WA Coupon (%)

5.41

        5.72

        5.80

        5.40

        5.16

        5.10

        5.36

WA FICO

732

732

732

734

732

733

731

LTV (%)

73.9

75.3

74.8

72.8

72.7

74

74.5

CLTV (%)

82.2

85.8

83.4

79.1

79.4

82.3

84.4

% IO

81.2

88.7

85.7

80

78.1

76.2

79.2

% Cashout

27.8

25.7

28.0

33.1

29.6

25.4

24.5

% Investor

8.8

8.9

10.8

9.7

7.9

8.7

7.1

% Full Doc

46.1

32.0

38.6

48.1

58.1

51.7

44.3

% California

58.6

46.9

44.9

57.5

62.7

65.9

71.1

MHL Securitizations

(1)

13

Portfolio Loan Selection

Select the highest quality loans with the best risk-adjusted return attributes

Minimum Origination/Selection Criteria

1st lien residential mortgage loans

Self-originated with risk-based pricing

FICO >= 660

LTV generally <= 90% (95% for certain 1-2 unit purchase money loans under $450K)

Owner Occupied – if 2nd / investor, then LTV <= 85%

Max loan balance = $1.5 million, additional requirements apply

Subordinated financing allowed with additional restrictions

No loans to executives

14

State of the Industry

15

Gross Spread between Hybrid ARM WAC and One Month LIBOR
(Since MHL IPO)

4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05

MortgageIT
HOLDINGS, INC.

Gross Spreads on Portfolio Loans

16

MHL First Security CPR Speed
Actual vs Initial Securitization Pricing Speed - WAC of Security 5.36%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Actual Prepayment Speed
Initial Pricing Prepayment Speed

MHL LISTED NYSE
MortgageIT HOLDINGS, INC.

Portfolio CPR Speeds

17

Sub-Prime Loan Pool Sale Prices

104.00
103.50
103.00
102.50
102.00
101.50
101.00
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Gain on Sale Margins on Sub-Prime Loans

18

MBA 2005 Full Year Forecasted Originations
($ Billions)
2,900
2,800
2,700
2,600
2,500
2,400
2,300
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
2004 Actual
2005 Forecast

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Industry Loan Volumes

19

Strategic Positioning of MortgageIT

20

Mortgage Matrix

X Axis = Annualized Production/Portfolio Size
Y Axis = FICO Scores

740
720
700
680
660
640
620
600
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
TMA
NTR
HMB
IMH
AHM
MHL
LEND
NEW
SAX

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

MortgageIT’s Advantage in Current Environment

21